Exhibit 21.1

LIST OF SUBSIDIARIES

The following are subsidiaries of The Blackstone Group L.P. as of December 31, 2011 and the jurisdictions in which they are organized.

Name	Jurisdiction of Incorporation or Organization
Areof Services Limited	Korea
BCA IV - NQ LLC	Delaware
BCLO Advisors L.L.C.	Delaware
BCOM Side-by-Side GP LLC	Delaware
BCP IV GP LLC	Delaware
BCP IV Side-By-Side GP LLC	Delaware
BCP SGP IV GP LLC	Delaware
BCP V GP LLC	Delaware
BCP V Side-by-Side GP LLC	Delaware
BCP V USS Side-by-Side GP LLC	Delaware
BCP V-NQ (Cayman II) GP L.L.C.	Cayman
BCP V-NQ GP LLC	Delaware
BCRED Holdings (Cayman) - S L.L.C.	Cayman
BCVA L.L.C.	Delaware
BG(HK) L Holdings L.L.C.	Delaware
BGAL Holdings L.L.C.	Delaware
Blackstone / GSO Secured Trust Ltd.	Cayman
Blackstone (FM) Real Estate L.L.P.	United Kingdom
Blackstone (FM) Real Estate Supervisory GP LLP	United Kingdom
Blackstone (Shanghai) Equity Inv Mgmt Co. Ltd	China
Blackstone / GSO Capital Solutions Associates LLC	Delaware
Blackstone / GSO Capital Solutions Overseas Associates LLC	Delaware
Blackstone / GSO Market Neutral Credit Associates LLC	Delaware
Blackstone / GSO Market Neutral Credit Overseas Associates LLC	Delaware
Blackstone Administrative Services Partnership L.P.	Delaware
Blackstone Advisors India Private Limited	India
Blackstone Advisory Services L.L.C.	Delaware
Blackstone Advisory Services L.P.	Delaware
Blackstone Alternative Asset Management Associates L.L.C.	Delaware
Blackstone Alternative Asset Management L.P.	Delaware
Blackstone Alternative Solutions LLC	Delaware
Blackstone Asia Advisors L.L.C.	Delaware
Blackstone Asia Opportunities Associates L.L.C.	Delaware
Blackstone AU Holdings IV Sub L.L.C	Delaware
Blackstone Capital Commitment Partners III L.P.	Delaware
Blackstone China Equity Investment Management Co Ltd	China
Blackstone Clean Technology Advisors L.L.C.	Delaware
Blackstone Cleantech Venture Associates L.L.C.	Delaware
Blackstone Commercial Real Estate Debt Associates L.L.C.	Delaware
Blackstone Commercial Real Estate Debt Associates-NQ L.L.C.	Delaware
Blackstone Communications Advisors I L.L.C.	Delaware
Blackstone Communications FCC L.L.C.	Delaware
Blackstone Communications GP LLC	Delaware
Blackstone Communications Management Associates (Cayman) L.P.	Cayman

Name	Jurisdiction of Incorporation or Organization
Blackstone Communications Management Associates FCC L.L.C.	Delaware
Blackstone Communications Management Associates I L.L.C.	Delaware
Blackstone Corporate Debt Administration L.L.C.	Delaware
Blackstone Credit Liquidity Associates (Cayman) L.P.	Cayman
Blackstone Credit Liquidity Associates L.P.	Delaware
Blackstone DD Advisors L.L.C.	Delaware
Blackstone DD Associates L.L.C.	Delaware
Blackstone Debt Advisors L.P.	Delaware
Blackstone Distressed Securities Advisors L.P.	Delaware
Blackstone Distressed Securities Associates L.P.	Delaware
Blackstone Distressed Securities Fund L.P.	Delaware
Blackstone DL Mezzanine Associates L.P.	Delaware
Blackstone DL Mezzanine Holdings L.P.	Delaware
Blackstone DL Mezzanine Management Associates L.L.C.	Delaware
Blackstone EMA L.L.C.	Delaware
Blackstone Energy Family Investment Partnership (Cayman) ESC L.P.	Cayman
Blackstone Energy Family Investment Partnership (Cayman) L.P.	Cayman
Blackstone Energy Family Investment Partnership ESC L.P.	Delaware
Blackstone Energy Family Investment Partnership L.P.	Delaware
Blackstone Energy Management Associates (Cayman) L.P.	Cayman
Blackstone Family Cleantech Investment Partnership L.P.	Delaware
Blackstone Family Communications Partnership (Cayman) L.P.	Cayman
Blackstone Family Communications Partnership I L.P.	Delaware
Blackstone Family GP L.L.C.	Delaware
Blackstone Family Investment Partnership (Cayman II) V-NQ LP	Cayman
Blackstone Family Investment Partnership (Cayman) III L.P.	Cayman
Blackstone Family Investment Partnership (Cayman) IV L.P.	Cayman
Blackstone Family Investment Partnership (Cayman) L.P.	Cayman
Blackstone Family Investment Partnership (Cayman) V L.P.	Cayman
Blackstone Family Investment Partnership (Cayman) VI ECS L.P.	Cayman
Blackstone Family Investment Partnership (Cayman) VI L.P.	Cayman
Blackstone Family Investment Partnership (Cayman) V - NQ LP	Cayman
Blackstone Family Investment Partnership FCC L.L.C.	Delaware
Blackstone Family Investment Partnership II L.P.	Delaware
Blackstone Family Investment Partnership III L.P.	Delaware
Blackstone Family Investment Partnership IV L.P.	Delaware
Blackstone Family Investment Partnership SGP (Cayman) IV L.P.	Cayman
Blackstone Family Investment Partnership V L.P.	Delaware
Blackstone Family Investment Partnership V USS L.P.	Delaware
Blackstone Family Investment Partnership VI ECS L.P.	Delaware
Blackstone Family Investment Partnership VI L.P.	Cayman
Blackstone Family Media Partnership III L.P.	Delaware
Blackstone Family Real Estate Partnership II L.P.	Delaware
Blackstone Family Real Estate Partnership III L.P.	Delaware
Blackstone Family Real Estate Partnership L.P.	Delaware
Blackstone FC Capital Associates IV L.P.	Delaware
Blackstone FC Capital Commitment Partners IV L.P.	Delaware
Blackstone FC Communications Capital Associates I L.P.	Delaware
Blackstone FC Communications Capital Commitment Partners L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone FI Capital Commitment Partners (Cayman) III L.P.	Cayman
Blackstone FI Communications Associates (Cayman) Ltd.	Cayman
Blackstone FI Mezzanine (Cayman) Ltd.	Cayman
Blackstone FI Mezzanine Associates (Cayman) L.P.	Cayman
Blackstone FI Mezzanine Holdings (Cayman) L.P.	Cayman
Blackstone Financial Services Inc. (trademark)	Delaware
Blackstone Fund Services India Private Limited	India
Blackstone Group Holdings L.L.C.	Delaware
Blackstone Group Holdings L.P.	Delaware
Blackstone Group International Holdings LLC	Delaware
Blackstone Group International Ltd - Paris	France
Blackstone Group Limited Partner L.L.C.	Delaware
Blackstone Group Real Estate Holdings International (Alberta) L.P.	Alberta
Blackstone Group Real Estate Holdings International (Alberta) L.P. IV	Alberta
Blackstone Holdings Finance Co LLC	Delaware
Blackstone Holdings I L.P.	Delaware
Blackstone Holdings I/II GP Inc.	Delaware
Blackstone Holdings I/II Limited Partner Inc.	Delaware
Blackstone Holdings II L.P.	Delaware
Blackstone Holdings III GP L.P.	Quebec
Blackstone Holdings III GP Limited Partner L.L.C.	Delaware
Blackstone Holdings III GP Management L.L.C.	Delaware
Blackstone Holdings III L.P. (Quebec SEC)	Quebec
Blackstone Holdings I-Sub(BAAM) GP LLC	Delaware
Blackstone Holdings IV GP L.P. (Quebec SEC)	Quebec
Blackstone Holdings IV GP Limited Partner L.L.C.	Quebec
Blackstone Holdings IV GP Management (Delaware) L.P.	Delaware
Blackstone Holdings IV GP Management L.L.C.	Delaware
Blackstone Holdings IV L.P. (Quebec SEC)	Quebec
Blackstone Infrastructure Management Partners LLC	Delaware
Blackstone Intermediary Holdco	Delaware
Blackstone Korea Advisors LLC	Delaware
Blackstone Korea Advisors Ltd	Korea
Blackstone LR Associates (Cayman II) V-NQ Ltd.	Cayman
Blackstone LR Associates (Cayman) IV Ltd.	Cayman
Blackstone LR Associates (Cayman) V Ltd.	Cayman
Blackstone LR Associates (Cayman) V - NQ Ltd.	Cayman
Blackstone Management Associates (Cayman II) V - NQ LP	Cayman
Blackstone Management Associates (Cayman) IV L.P.	Cayman
Blackstone Management Associates (Cayman) V L.P.	Cayman
Blackstone Management Associates (Cayman) VI L.P.	Cayman
Blackstone Management Associates (Cayman) V - NQ LLC	Cayman
Blackstone Management Associates IV FCC L.L.C.	Delaware
Blackstone Management Associates IV L.L.C.	Delaware
Blackstone Management Associates VI L.L.C	Delaware
Blackstone Management Partners (India) L.L.C.	Delaware
Blackstone Management Partners GP L.L.C.	Delaware
Blackstone Management Partners III L.L.C.	Delaware
Blackstone Management Partners IV L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Management Partners L.L.C.	Delaware
Blackstone Management Partners L.P.	Delaware
Blackstone Market Opportunities Fund L.P.	Delaware
Blackstone Media Capital Commitment Partners III L.P.	Delaware
Blackstone Mezzanine Advisors II L.P.	Delaware
Blackstone Mezzanine Advisors L.P.	Delaware
Blackstone Mezzanine Associates II L.P.	Delaware
Blackstone Mezzanine Associates II USS L.P.	Delaware
Blackstone Mezzanine Associates L.P.	Delaware
Blackstone Mezzanine GP LLC	Delaware
Blackstone Mezzanine Holdings II L.P.	Delaware
Blackstone Mezzanine Holdings II USS L.P.	Delaware
Blackstone Mezzanine Holdings L.P.	Delaware
Blackstone Mezzanine Management Associates II L.L.C.	Delaware
Blackstone Mezzanine Management Associates II USS L.L.C.	Delaware
Blackstone Mezzanine Management Associates L.L.C.	Delaware
Blackstone Participation Partners Cayman IV L.P.	Cayman
Blackstone Participation Partners Cayman V L.P.	Cayman
Blackstone Participation Partners FCC L.P.	Delaware
Blackstone Participation Partners IV L.P.	Delaware
Blackstone Participation Partners USS V L.P.	Delaware
Blackstone Participation Partners V L.P.	Delaware
Blackstone Participation Partnership (Cayman II) V-NQ LP	Cayman
Blackstone Participation Partnership (Cayman) V - NQ LP	Cayman
Blackstone PB I L.L.C.	Delaware
Blackstone PB II L.L.C.	Delaware
Blackstone Property Management L.L.C.	Delaware
Blackstone Property Management Limited	United Kingdom
Blackstone Property Management S.Ã.R.L.	France
Blackstone RE Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate (Cayman) IV Ltd.	Cayman
Blackstone Real Estate (Cayman) V Ltd.	Cayman
Blackstone Real Estate (Cayman) VI-Q Ltd.	Cayman
Blackstone Real Estate (Cayman) VI Ltd.	Cayman
Blackstone Real Estate (Cayman) VII-NQ Ltd.	Cayman
Blackstone Real Estate (Cayman) VII Ltd.	Delaware
Blackstone Real Estate Advisors Europe L.P.	Delaware
Blackstone Real Estate Advisors III L.P.	Delaware
Blackstone Real Estate Advisors International L.L.C.	Delaware
Blackstone Real Estate Advisors IV L.L.C.	Delaware
Blackstone Real Estate Advisors L.P.	Delaware
Blackstone Real Estate Advisors V L.P.	Delaware
Blackstone Real Estate Asia PTE. LTD.	Singapore
Blackstone Real Estate Associates (Alberta) IV L.P.	Alberta
Blackstone Real Estate Associates (Offshore) V L.P.	Alberta
Blackstone Real Estate Associates (Offshore) VI - Q L.P.	Alberta
Blackstone Real Estate Associates (Offshore) VI L.P.	Alberta
Blackstone Real Estate Associates (Offshore) VII - NQ L.P.	Alberta
Blackstone Real Estate Associates (Offshore) VII L.P.	Alberta

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate Associates Europe (Delaware) III - NQ L.L.C.	Delaware
Blackstone Real Estate Associates Europe (Delaware) III L.L.C.	Delaware
Blackstone Real Estate Associates Europe III - NQ L.P.	Delaware
Blackstone Real Estate Associates Europe III L.P.	Delaware
Blackstone Real Estate Associates International (Delaware) II L.L.C.	Delaware
Blackstone Real Estate Associates International (Delaware) L.L.C.	Delaware
Blackstone Real Estate Associates International II L.P.	Delaware
Blackstone Real Estate Associates International L.P.	Delaware
Blackstone Real Estate Associates IV L.P.	Delaware
Blackstone Real Estate Associates V L.P.	Delaware
Blackstone Real Estate Associates VI - NQ L.P.	Delaware
Blackstone Real Estate Associates VI L.L.C.	Delaware
Blackstone Real Estate Associates VI L.P.	Delaware
Blackstone Real Estate Associates VII - NQ L.P.	Delaware
Blackstone Real Estate Associates VII L.P.	Delaware
Blackstone Real Estate Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate CMBS Associates LLC	Delaware
Blackstone Real Estate Debt Advisors UK Limited	United Kingdom
Blackstone Real Estate Europe (Cayman) III - NQ Ltd.	Cayman
Blackstone Real Estate Europe (Cayman) III Ltd.	Cayman
Blackstone Real Estate Europe Limited	United Kingdom
Blackstone Real Estate Holdings (Offshore) VI - ESC L.P.	Alberta
Blackstone Real Estate Holdings (Offshore) VI - Q ESC L.P.	Alberta
Blackstone Real Estate Holdings (Offshore) VII - ESC L.P.	Alberta
Blackstone Real Estate Holdings (Offshore) VII L.P.	Alberta
Blackstone Real Estate Holdings (Offshore) VII-NQ - ESC L.P.	Alberta
Blackstone Real Estate Holdings (Offshore) VII-NQ L.P.	Alberta
Blackstone Real Estate Holdings Europe III - ESC L.P.	Alberta
Blackstone Real Estate Holdings Europe III - NQ ESC L.P.	Alberta
Blackstone Real Estate Holdings Europe III - NQ L.P.	Alberta
Blackstone Real Estate Holdings Europe III L.P.	Alberta
Blackstone Real Estate Holdings II L.P.	Delaware
Blackstone Real Estate Holdings III L.P.	Delaware
Blackstone Real Estate Holdings International - A L.P.	Alberta
Blackstone Real Estate Holdings International II - Q L.P.	Alberta
Blackstone Real Estate Holdings International II L.P.	Alberta
Blackstone Real Estate Holdings IV (Alberta) L.P.	Alberta
Blackstone Real Estate Holdings IV L.P.	Delaware
Blackstone Real Estate Holdings L.P.	Delaware
Blackstone Real Estate Holdings V (Offshore) L.P.	Alberta
Blackstone Real Estate Holdings V L.P.	Delaware
Blackstone Real Estate Holdings VI - ESC L.P.	Delaware
Blackstone Real Estate Holdings VI - NQ ESC L.P.	Delaware
Blackstone Real Estate Holdings VI - NQ L.P.	Delaware
Blackstone Real Estate Holdings VI (Offshore) - Q L.P.	Alberta
Blackstone Real Estate Holdings VI (Offshore) L.P.	Alberta
Blackstone Real Estate Holdings VI L.P.	Delaware
Blackstone Real Estate Holdings VII L.P.	Delaware
Blackstone Real Estate Holdings VII - ESC L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate Holdings VII-NQ - ESC L.P.	Delaware
Blackstone Real Estate Holdings VII-NQ L.P.	Delaware
Blackstone Real Estate Management Associates Europe III - NQ L.P.	Alberta
Blackstone Real Estate Management Associates Europe III L.P.	Alberta
Blackstone Real Estate Management Associates International II L.P.	Alberta
Blackstone Real Estate Management Associates International L.P.	Alberta
Blackstone Real Estate Partners Holdings Ltd.	United Kingdom
Blackstone Real Estate Partners VI-VD L.L.C.	Delaware
Blackstone Real Estate Special Situations (Alberta) II GP L.P.	Delaware
Blackstone Real Estate Special Situations Advisors L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates (Isobel) L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates Europe (Deleware) L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates Europe L.P.	Delaware
Blackstone Real Estate Special Situations Associates II L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates II-NQ LLC	Delaware
Blackstone Real Estate Special Situations Associates L.L.C.	Delaware
Blackstone Real Estate Special Situations Europe (Cayman) Ltd.	Cayman
Blackstone Real Estate Special Situations Europe GP L.L.C.	Delaware
Blackstone Real Estate Special Situations Europe GP L.P.	Delaware
Blackstone Real Estate Special Situations Holdings Europe - ESC L.P.	Alberta
Blackstone Real Estate Special Situations Holdings Europe L.P.	Alberta
Blackstone Real Estate Special Situations Holdings II - ESC L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II - NQ ESC L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II-NQ L.P.	Delaware
Blackstone Real Estate Special Situations Management Associates Europe L.P.	Alberta
Blackstone Real Estate Special Situations Side-by-Side GP L.L.C.	Delaware
Blackstone Real Estate Special Situations-NQ Side-by-Side GP L.L.C.	Delaware
Blackstone Real Estate Supervisory UK Limited	United Kingdom
Blackstone Real Estate UK Limited	United Kingdom
Blackstone Services Mauritius II Ltd.	Mauritius
Blackstone Services Mauritius Ltd.	Mauritius
Blackstone SGP Associates (Cayman) IV Ltd.	Cayman
Blackstone SGP Management Associates (Cayman) IV L.P.	Cayman
Blackstone SGP Participation Partners Cayman IV L.P.	Cayman
Blackstone Strategic Alliance Advisors L.L.C.	Delaware
Blackstone Strategic Alliance Associates II LLC	Delaware
Blackstone Strategic Alliance Associates L.L.C.	Delaware
Blackstone Strategic Alliance Fund II LP Co	Delaware
Blackstone Strategic Alliance Fund L.P.	Delaware
Blackstone Strategic Equity Fund L.P.	Delaware
Blackstone Strategic Opportunity Associates LLC	Delaware
Blackstone Tactical Opportunities Advisors L.L.C.	Delaware
Blackstone Tenex LP	Delaware
Blackstone Value Recovery Fund L.P.	Delaware
Blackstone V-NQ (Cayman II) GP LLC	Delaware
BMA V L.L.C.	Delaware
BMA V USS L.L.C.	Delaware
BMEZ Advisors II L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
BMEZ Advisors L.L.C.	Delaware
BMP DL Side-by-Side GP LLC	Delaware
BMP II Side-by-Side GP LLC	Delaware
BMP II USS Side-by-Side GP LLC	Delaware
BMP Side-by-Side GP LLC	Delaware
Boyne Valley B.V.	The Netherlands
BRE Advisors Europe L.L.C.	Delaware
BRE Advisors III L.L.C.	Delaware
BRE Advisors International L.L.C.	Delaware
BRE Advisors IV L.L.C.	Delaware
BRE Advisors V L.L.C.	Delaware
BRE Advisors VI L.L.C.	Delaware
BRE Associates International (Cayman) II Ltd.	Cayman
BRE Europe Ltd	United Kingdom
BREA International (Cayman) II Ltd.	Cayman
BREA International (Cayman) Ltd.	Cayman
BREA IV L.L.C.	Delaware
BREA Management of Illinois L.L.C.	Delaware
BREA Property Management of Florida L.L.C.	Delaware
BREA Property Management of Illinois L.L.C.	Delaware
BREA Property Management of Michigan L.L.C.	Delaware
BREA Property Management of Pennsylvania L.L.C.	Delaware
BREA V L.L.C.	Delaware
BREA VI - N.Q. L.L.C.	Delaware
BREA VI L.L.C.	Delaware
BREA VII - NQ L.L.C.	Delaware
BREA VII L.L.C.	Delaware
BREAI (Delaware) II L.L.C.	Delaware
BREAI II L.P.	Delaware
BRECA LLC	Delaware
BREMAI II L.P.	Alberta
BREP Europe III - NQ GP L.L.C.	Delaware
BREP Europe III - NQ GP L.P.	Delaware
BREP Europe III GP L.L.C.	Delaware
BREP Europe III GP L.P.	Delaware
BREP International GP L.L.C.	Delaware
BREP International GP L.P.	Delaware
BREP International II GP L.L.C.	Delaware
BREP International II GP L.P.	Delaware
BREP International II - Q GP L.L.C.	Delaware
BREP International II - Q GP L.P.	Delaware
BREP IV (Offshore) GP L.L.C.	Delaware
BREP IV (Offshore) GP L.P.	Delaware
BREP IV Side-by Side GP L.L.C.	Delaware
BREP V (Offshore) GP L.L.C.	Delaware
BREP V (Offshore) GP L.P.	Delaware
BREP V Side-by Side GP L.L.C.	Delaware
BREP VI - NQ Side-by Side GP L.L.C.	Delaware
BREP VI (Offshore) GP L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
BREP VI (Offshore) GP L.P.	Delaware
BREP VI - Q (Offshore) GP L.L.C.	Delaware
BREP VI - Q (Offshore) GP L.P.	Delaware
BREP VI Side-by Side GP - L.L.C.	Delaware
BREP VII - NQ (Offshore) GP L.L.C.	Delaware
BREP VII - NQ (Offshore) GP L.P.	Delaware
BREP VII - NQ Side-by-Side GP L.L.C.	Delaware
BREP VII (Offshore) GP L.L.C.	Delaware
BREP VII (Offshore) GP L.P.	Delaware
BREP VII Side-by-Side GP L.L.C.	Delaware
BSSF Holdings - S L.L.C.	Delaware
BSSF I GP L.L.C.	Delaware
BTD CP Holdings LP	Delaware
BXSH-BJ Branch	China
BZDIF Associates Ltd	Cayman
Callidus Debt Partners CDO Fund I, Ltd.	Cayman
Callidus Debt Partners CDO Fund II, Ltd.	Cayman
Callidus Debt Partners CDO Fund IV, Ltd.	Cayman
Callidus Debt Partners CDO Fund V, Ltd.	Cayman
Callidus Debt Partners CDO Fund VI, Ltd.	Cayman
Callidus Debt Partners CDO Fund VII, Ltd.	Cayman
Central Park	The Netherlands
Chelsea Park CLO Ltd.	Cayman Islands
Clare Island B.V.	The Netherlands
Columbus Park CDO Ltd.	Cayman Islands
Equity Healthcare L.L.C.	Delaware
Graphite Holdings LLC	Delaware
Green Park CDO B.V.	The Netherlands
GSO Advisor Holdings L.L.C.	Delaware
GSO Associates LLC	Delaware
GSO Capital Advisors, LLC	Delaware
GSO Capital Opportunities Associates II	Delaware
GSO Capital Opportunities Associates LLC	Delaware
GSO Capital Opportunities Overseas Associates LLC	Delaware
GSO Capital Partners (California) LLC	Delaware
GSO Capital Partners (Texas) LP	Delaware
GSO Capital Partners (UK) LTD	United Kingdom
GSO Capital Partners International LLP	United Kingdom
GSO Capital Partners LP	Delaware
GSO Debt Funds Management LLC	Delaware
GSO Holdings I L.L.C.	Delaware
GSO Holdings II L.L.C.	Delaware
GSO Holdings III L.L.C.	Delaware
GSO Legacy Associates II LLC	Delaware
GSO Legacy Associates LLC	Delaware
GSO Liquidity Associates LLC	Delaware
GSO Liquidity Overseas Associates LLC	Delaware
GSO Liquidity Overseas Associates Ltd.	Cayman
GSO MAK Associates LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
GSO NMERB Associates LLC	Delaware
GSO Origination Associates LLC	Delaware
GSO Overseas Associates LLC	Delaware
GSO Palmetto Capital Associates LLC	Delaware
GSO SJ Partners Associates LLC	Delaware
GSO Targeted Opportunity Associates LLC	Delaware
GSO Targeted Opportunity Master Associates LLC	Delaware
GSO Targeted Opportunity Overseas Associates LLC	Delaware
GSO VIPs L.L.C.	Delaware
Lafayette Square CDO Ltd.	Cayman Islands
MAPS CLOS Fund II, Ltd.	Cayman
MB Asia REA L.L.C.	Delaware
MB Asia REA L.P.	Cayman
MB Asia REA Ltd.	Cayman
MB Asia Real Estate Associates L.P.	Cayman
Morningside Park CLO, Ltd.	Cayman
Park Hill Group Holdings L.L.C.	Delaware
Park Hill Group Holdings Limited	United Kingdom
Park Hill Group L.L.C.	Delaware
Park Hill Real Estate Group L.L.C.	Delaware
Pat Holdings IV LLC	Delaware
PHG Holdings L.L.C.	Delaware
PHREG Holdings L.L.C.	Delaware
Prospect Park CDO Ltd.	Cayman Islands
Riverside Park CLO Ltd.	Cayman Islands
Shanghai Blackstone Equity Investment Partnership LP	China
Skellig Rock B.V	The Netherlands
St. James’s Park CDO B.V.	The Netherlands
StoneCO IV Corporation	Delaware
Tara Hill B.V.	The Netherlands
TBG Australia Pty Ltd	Australia
TBG Realty Corp.	New York
TBGHK Holdings Limited	Hong Kong
TBGHKL - Australian branch	Australia
The Blackstone Group (Asia) Limited	Hong Kong
The Blackstone Group (HK) Associates Ltd	Hong Kong
The Blackstone Group (HK) Limited	Hong Kong
The Blackstone Group Deutschland GmbH	Germany
The Blackstone Group Europe Limited	United Kingdom
The Blackstone Group Germany GmbH	Germany
The Blackstone Group International (Cayman) Limited	Cayman
The Blackstone Group International Limited	United Kingdom
The Blackstone Group International Partners LLP	United Kingdom
The Blackstone Group International Partners LLP	Paris - France
The Blackstone Group Japan K.K.	Japan
The Blackstone Group Mauritius II Ltd.	Mauritius
The Blackstone Group Mauritius Ltd.	Mauritius
Tribeca Park CLO Ltd.	Cayman Islands